EXHIBIT 10.3

AMENDMENT NO. 2 TO WARRANT TO PURCHASE STOCK

This Amendment No. 2 to Warrant to Purchase Stock (this “Amendment”), dated as of December 27, 2016, is being entered into between Imprimis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and IMMY Funding LLC, a Delaware limited liability company (“IMMY Funding”). Capitalized terms used in this Amendment without definition have the respective definitions ascribed to them in the Existing Warrant (as defined below).

WHEREAS, the Company and IMMY Funding have agreed to amend that certain Warrant to Purchase Stock, dated as of May 11, 2015, between the Company and IMMY Funding (the “Original Warrant”), as amended by that certain Amendment to Warrant to Purchase Stock, dated as of January 22, 2016, between the Company and IMMY Funding (the Original Warrant, as so amended, the “Existing Warrant”), in the manner provided in this Amendment (the Existing Warrant, as amended by this Amendment, the “Warrant”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Amendments to Warrant.

Effective as of the execution and delivery of this Amendment, the Warrant Price will be $1.79 per share of common stock, $0.001 par value per share, of the Company. For the avoidance of doubt, the Warrant Price will be subject to further adjustment as provided in the Warrant.

Section 2. Miscellaneous.

(A)       Generally. Sections 5.7, 5.8, 5.9 and 5.10 of the Original Warrant will apply to this Amendment as if the same were reproduced in this Amendment, mutatis mutandis.

(B)       Affirmation of Warrant. The parties hereby affirm all provisions of the Existing Warrant as amended by this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

The parties hereto have executed this Amendment as of the date first written above.

Imprimis Pharmaceuticals, Inc.

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

IMMY Funding LLC

By:	/s/ Stephen J. DeNelsky
Name:	Stephen J. DeNelsky
Title:	President

[Signature Page to Amendment to Warrant to Purchase Stock]